GREEN THUMB INDUSTRIES INC. 2018 STOCK AND INCENTIVE PLAN NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase Subordinate Voting Shares of Green Thumb Industries Inc. (the “Company”):

Name of Optionee:	_________________________________________
Total Number of Shares Granted:	_________________________________________
Type of Option:	Non-Qualified Stock Option
Exercise Price Per Share:	CDN$ or US$
Date of Grant:	_________________________________________
Vesting Terms:	_________________________________________
Expiration Date:	_________________________________________

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Company’s 2018 Stock and Incentive Plan, as amended and the attached Stock Option Agreement, both of which are made a part of this document.

OPTIONEE: GREEN THUMB INDUSTRIES INC.

_____________________________	By:_____________________________
_____________________________ Print Name	Title:____________________________